Exhibit 99.1 INVESTOR DAY June 2021Exhibit 99.1 INVESTOR DAY June 2021

FORWARD-LOOKING STATEMENTS This presentation contains information from PennyMac Financial Services, Inc.’s (“PFSI”) and PennyMac Mortgage Investment Trust’s (“PMT”) joint investor day held on June 17, 2021 (collectively, “PennyMac,” “our” or “we”) and contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding PFSI’s and PMT’s beliefs, estimates, projections and assumptions with respect to, among other things, financial results, operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “project,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include, but are not limited to, statements regarding the future impact of COVID-19 on our business and financial operations, loan originations and servicing, production, loan delinquencies and forbearances, servicing advances requirements and other business and financial expectations. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: our exposure to risks of loss and disruptions in operations resulting from adverse weather conditions, man-made or natural disasters, climate change and pandemics such as COVID-19; the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our businesses; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau and other regulatory bodies; our dependence on U.S. government-sponsored entities and changes in their current roles or their guarantees or guidelines; volatility in the debt or equity markets, the general economy or the real estate finance and real estate markets; changes in general business, economic, market, employment and domestic and international political conditions, or in consumer confidence and spending habits from those expected; the concentration of credit risk; the degree and nature of competition; the degree to which our hedging strategies may or may not protect against interest rate volatility; the effect of the accuracy of or changes in the estimates made about uncertainties, contingencies and asset and liability valuations when measuring and reporting upon our financial condition and results of operations; changes to government mortgage modification programs; licensing and operational regulatory requirements applicable to our business, to which bank competitors are not subject; foreclosure delays and changes in foreclosure practices; difficulties inherent in growing loan production volume; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights and our success in winning bids; our substantial amount of indebtedness; expected discontinuation of LIBOR; increases in loan delinquencies and defaults; maintaining sufficient capital and liquidity including compliance with financial covenants; unanticipated increases or volatility in financing and other costs, including changes in interest rates; our obligation to indemnify third-party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; decreases in management and incentive fees; conflicts of interest in allocating our services and business opportunities between PFSI and PMT and their affiliates; limitations imposed on PMT’s ability to satisfy complex rules for it to qualify as a REIT for U.S. federal income tax purposes and qualify for an exclusion from the Investment Company Act of 1940 and the ability of certain of PMT’s subsidiaries to qualify as REITs or as taxable REIT subsidiaries for U.S. federal income tax purposes; the effect of public opinion on our reputation; our ability to effectively identify, manage, monitor and mitigate financial risks; our initiation or expansion of new business and investment activities or strategies; our ability to detect misconduct and fraud; our ability to maintain appropriate internal control over financial reporting; our ability to mitigate cybersecurity risks and cyber incidents; our ability to pay dividends; and our organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by PFSI and PMT with the Securities and Exchange Commission from time to time. PFSI and PMT undertake no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation. This presentation also contains financial information calculated other than in accordance with U.S. generally accepted accounting principles (“GAAP”), such as pretax income excluding valuation items that provide a meaningful perspective on PFSI’s business results since it utilizes this information to evaluate and manage the business. Non-GAAP disclosure has limitations as an analytical tool and should not be viewed as a substitute for financial information determined in accordance with GAAP. 2FORWARD-LOOKING STATEMENTS This presentation contains information from PennyMac Financial Services, Inc.’s (“PFSI”) and PennyMac Mortgage Investment Trust’s (“PMT”) joint investor day held on June 17, 2021 (collectively, “PennyMac,” “our” or “we”) and contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding PFSI’s and PMT’s beliefs, estimates, projections and assumptions with respect to, among other things, financial results, operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “project,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include, but are not limited to, statements regarding the future impact of COVID-19 on our business and financial operations, loan originations and servicing, production, loan delinquencies and forbearances, servicing advances requirements and other business and financial expectations. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: our exposure to risks of loss and disruptions in operations resulting from adverse weather conditions, man-made or natural disasters, climate change and pandemics such as COVID-19; the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our businesses; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau and other regulatory bodies; our dependence on U.S. government-sponsored entities and changes in their current roles or their guarantees or guidelines; volatility in the debt or equity markets, the general economy or the real estate finance and real estate markets; changes in general business, economic, market, employment and domestic and international political conditions, or in consumer confidence and spending habits from those expected; the concentration of credit risk; the degree and nature of competition; the degree to which our hedging strategies may or may not protect against interest rate volatility; the effect of the accuracy of or changes in the estimates made about uncertainties, contingencies and asset and liability valuations when measuring and reporting upon our financial condition and results of operations; changes to government mortgage modification programs; licensing and operational regulatory requirements applicable to our business, to which bank competitors are not subject; foreclosure delays and changes in foreclosure practices; difficulties inherent in growing loan production volume; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights and our success in winning bids; our substantial amount of indebtedness; expected discontinuation of LIBOR; increases in loan delinquencies and defaults; maintaining sufficient capital and liquidity including compliance with financial covenants; unanticipated increases or volatility in financing and other costs, including changes in interest rates; our obligation to indemnify third-party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; decreases in management and incentive fees; conflicts of interest in allocating our services and business opportunities between PFSI and PMT and their affiliates; limitations imposed on PMT’s ability to satisfy complex rules for it to qualify as a REIT for U.S. federal income tax purposes and qualify for an exclusion from the Investment Company Act of 1940 and the ability of certain of PMT’s subsidiaries to qualify as REITs or as taxable REIT subsidiaries for U.S. federal income tax purposes; the effect of public opinion on our reputation; our ability to effectively identify, manage, monitor and mitigate financial risks; our initiation or expansion of new business and investment activities or strategies; our ability to detect misconduct and fraud; our ability to maintain appropriate internal control over financial reporting; our ability to mitigate cybersecurity risks and cyber incidents; our ability to pay dividends; and our organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by PFSI and PMT with the Securities and Exchange Commission from time to time. PFSI and PMT undertake no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation. This presentation also contains financial information calculated other than in accordance with U.S. generally accepted accounting principles (“GAAP”), such as pretax income excluding valuation items that provide a meaningful perspective on PFSI’s business results since it utilizes this information to evaluate and manage the business. Non-GAAP disclosure has limitations as an analytical tool and should not be viewed as a substitute for financial information determined in accordance with GAAP. 2

AGENDA 1. Overview – David Spector, Andy Chang 2. Mortgage Banking Overview – Doug Jones 3. Consumer Direct Lending – Scott Bridges 4. Broker Direct Lending – Kim Nichols 5. Correspondent Production – Abbie Tidmore 6. Mortgage Fulfillment – Jim Follette 7. Loan Servicing – Steve Bailey 8. PMT – Vandy Fartaj, Will Chang 9. Capital Management & Financial Outlook – Pam Marsh, Dan Perotti 3AGENDA 1. Overview – David Spector, Andy Chang 2. Mortgage Banking Overview – Doug Jones 3. Consumer Direct Lending – Scott Bridges 4. Broker Direct Lending – Kim Nichols 5. Correspondent Production – Abbie Tidmore 6. Mortgage Fulfillment – Jim Follette 7. Loan Servicing – Steve Bailey 8. PMT – Vandy Fartaj, Will Chang 9. Capital Management & Financial Outlook – Pam Marsh, Dan Perotti 3

OVERVIEW DAVID SPECTOR Chairman and Chief Executive Officer ANDY CHANG Senior Managing Director Chief Operating OfficerOVERVIEW DAVID SPECTOR Chairman and Chief Executive Officer ANDY CHANG Senior Managing Director Chief Operating Officer

PENNYMAC IS AN ESTABLISHED LEADER IN THE U.S. MORTGAGE MARKET WITH SUBSTANTIAL GROWTH POTENTIAL



$2.4 billion in assets
under management[3]
Nearly 12-year track record
$197 billion in 2020
$109 billion in 2021 YTD[2]
#2
IN PRODUCTION[1]
CORRESPONDENT PRODUCTION
CONSUMER DIRECT
BROKER DIRECT
PMT
IS A LEADING RESIDENTIAL MORTGAGE REIT
#6
IN SERVICING[1]
$465 billion outstanding[2]
2+ million customers[2]

14 YEARS OF OPERATIONS

8 YEARS FOR PFSI AS A PUBLIC COMPANY

Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT
[1] Inside Mortgage Finance for the year ended or as of 3/31/21
[2] Year-to-date through or as of 5/31/21
[3] As of 3/31/21

5

THE PENNYMAC COMPANIES HAVE DELIVERED SUPERIOR LONG-TERM RETURNS TO INVESTORS

Led by a deep management team with significant mortgage banking expertise and a robust, sophisticated risk management program.

PFSI Annualized Total Return to Stockholders[1]



37%
16%
16%
17%
13%
14%
5-Years
Since IPO (5/8/13)
PennyMac Financial Services, Inc.
Russell 2000 Index
S&P 600 Thrifts & Mortgage Index

Book value has grown more than 7x since IPO more than 8 years ago

PMT Annualized Total Return to Shareholders[1]



16%
9%
13%
7%
10%
9%
5-Years
10-Years
Since IPO (7/29/09)
PennyMac Mortgage Investment Trust
Bloomberg REIT Mortgage Index

History of delivering dividends and book value stability

6

[1] Source: Bloomberg. Through May 31, 2021. Includes dividends received and reinvestment of those dividends.

PENNYMAC PARTICIPATES IN A MASSIVE ADDRESSABLE MARKET

Provides financing for consumers' most significant life transaction

Mortgage loans represent the largest class of U.S. consumer debt

Average of $2 trillion in unpaid principal balance (UPB) of origination volume per year since the financial crisis

Purchase originations have grown significantly and are expected to support a normalized market larger than $2 trillion going forward

Annual Origination Volume[1]



($ in trillions)
$1.8
$1.3
$1.7
$2.1
$1.8
$1.6
$2.3
$4.1
$3.7
$2.6
$0.7
$0.8
$0.9
$1.0
$1.1
$1.1
$1.3
$1.5
$1.7
$1.8
2013
2014
2015
2016
2017
2018
2019
2020
2021E
2022E
Purchase
Refinance

U.S. Mortgage Debt Outstanding[2]



($ in trillions)
$10.0
$9.9
$10.1
$10.3
$10.6
$10.9
$11.2
$11.7
$11.8
$12.4
2013
2014
2015
2016
2017
2018
2019
2020
2021E
2022E

(1) Inside Mortgage Finance for historical information. Average of Fannie Mae (5/10/21), Freddie Mac (4/14/21), and Mortgage Bankers Association (5/19/21) forecasts for future periods.
(2) Inside Mortgage Finance for historical information. Mortgage Bankers Association forecast (5/19/21) for future periods.

7

PENNYMAC HAS CONSISTENTLY GAINED SHARE ACROSS ITS BUSINESSES

Correspondent Production[1]



10.5%
11.9%
15.5%
17.7%
17.8%
2017
2018
2019
2020
1Q21

Loan Servicing[1]



2.3%
2.7%
3.3%
3.7%
3.8%
12/31/17
12/31/18
12/31/19
12/31/20
3/31/21

Consumer Direct Production[1]



0.5%
0.5%
0.7%
1.0%
1.3%
2017
2018
2019
2020
1Q21

Broker Direct Production[1]



N/A
0.3%
0.9%
2.2%
2.7%
2017
2018
2019
2020
1Q21

Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT

[1] Inside Mortgage Finance. Inside Mortgage Finance estimates average $1.305 trillion in total origination volume for 1Q21. The correspondent channel represented 22.1% of the overall origination market, retail represented 63.4% and broker represented 14.4%. Loan servicing market share is based on PFSI's servicing portfolio UPB of $448.8 billion divided by an estimated $11.9 trillion in mortgage debt outstanding as of March 31, 2021.

8

PENNYMAC'S EXTENSIVE RISK-GOVERNANCE PLATFORM BUILT TO ADDRESS THE EVOLVING MORTGAGE MARKET

Risk management disciplines fully integrated throughout the organization are the foundation of PennyMac's sustained success.



PFSI &
PMT Boards
Internal Audit
Independent Audit
Third Line
Management Committees
& Enterprise Risk Management
Credit & Compliance Departments
Independent Review
Second Line
Line of Business
Self Review
First Line

9

PennyMac

SIGNIFICANT TECHNOLOGY INVESTMENTS DRIVE GROWTH, EFFICIENCY AND SCALE

SSE

Invested **$165 MILLION** in transformational technology initiatives from 2018 through 2020; plan to invest an additional **$140 MILLION** in 2021

m.a.c MORTGAGE ACCESS CENTER

POWER

Pricing & Loan Bidding Engine

STATE-OF-THE-ART TECHNOLOGY combining **PROPRIETARY** and leading **THIRD PARTY PLATFORMS**

Fulfillment

Workflows and processes

Proven ability to **INVEST IN TECHNOLOGY** with **MORTGAGE BANKING EXPERTISE**

Investments in technology, processes, and data management to-date have resulted in PennyMac's integrated and scalable platform

10

INVESTMENTS IN MARKETING TO DRIVE NEW CUSTOMER GROWTH

PennyMac's outstanding growth since its inception has been achieved with limited marketing expense or branding.

PENNYMAC

Uniquely positioned to own trust, stability and long-term partnership – relevant needs and differentiated benefits across all lines of business

CONSUMER DIRECT

Grow new customer acquisition via lead generation strategies

Drive portfolio retention by leveraging data science and predictive analytics with the servicing portfolio

BROKER DIRECT

Drive brokers into the PennyMac portfolio and create loyalty by optimizing the customer experience and increasing familiarity

CORRESPONDENT

Leverage our existing strength as a trusted partner by continuing to deliver a reliable, frictionless partnership

11

PENNYMAC FINANCIAL’S VISION FOR SUCCESS IN THE GROW MEDIUM-TERM # SHARE as the 1 TOP 3 Correspondent Broker Direct Aggregator Lender Targeting an annual ROE of 20%+ as we accomplish these business goals TOP5 TOP3 Consumer Direct Servicer Lender 12PENNYMAC FINANCIAL’S VISION FOR SUCCESS IN THE GROW MEDIUM-TERM # SHARE as the 1 TOP 3 Correspondent Broker Direct Aggregator Lender Targeting an annual ROE of 20%+ as we accomplish these business goals TOP5 TOP3 Consumer Direct Servicer Lender 12

PENNYMAC IS WELL-POSITIONED FOR LONG-TERM SUCCESS EFFECTIVE INNOVATIVE AND MULTI-CHANNEL PROPRIETARY STRATEGY TECHNOLOGY BALANCED DEEP AND STRONG AND PRODUCTION AND EXPERIENCED SOPHISTICATED SERVICING BUSINESS MANAGEMENT CAPITAL MODEL TEAM STRUCTURE LARGE-SCALE SCALABLE RISK MANAGEMENT AND EFFICIENT AND HEDGING PLATFORM EXPERTISE 13PENNYMAC IS WELL-POSITIONED FOR LONG-TERM SUCCESS EFFECTIVE INNOVATIVE AND MULTI-CHANNEL PROPRIETARY STRATEGY TECHNOLOGY BALANCED DEEP AND STRONG AND PRODUCTION AND EXPERIENCED SOPHISTICATED SERVICING BUSINESS MANAGEMENT CAPITAL MODEL TEAM STRUCTURE LARGE-SCALE SCALABLE RISK MANAGEMENT AND EFFICIENT AND HEDGING PLATFORM EXPERTISE 13

STRONG INDEPENDENT MORTGAGE BANKS ARE LEADING THE MARKET

Loan Production[1]

($ in trillions)


$1.6
$4.1
16%
69%
2010
2020
Non-banks
Banks

Loan Servicing[1]

($ in trillions)


$10.6
$11.7
12%
51%
2010
2020
Non-banks
Banks

- Non-banks have gained significant share as a result of specialized focus and dedicated resources including technology for the mortgage business
- Many banks have retreated due to increased regulation, higher capital requirements, and a greater focus on core customers and businesses

[1] Inside Mortgage Finance. Non-bank share of production and servicing is an estimate based on the composition of the top 50 production and servicing participants, respectively.

14

PENNYMAC IS A LEADER WITH SUBSTANTIAL OPERATING SCALE IN A LARGE, FRAGMENTED MARKET (1) (1) Loan Production Loan Servicing (market share) (market share) PennyMac, 4.8% Wells Fargo, Rocket, 7.9% 9.3% Cenlar, 7.6% Wells Fargo, 4.8% UWM, 4.0% Chase, 5.6% Freedom, 3.2% Others, 51.3% Mr. Cooper, 5.4% Others, 63.6% Rest of Top 10, Rocket, 3.9% 11.7% PennyMac, 3.8% Rest of Top 10, 13.0% (1) 15 Inside Mortgage Finance for the year ended or as of March 31, 2021PENNYMAC IS A LEADER WITH SUBSTANTIAL OPERATING SCALE IN A LARGE, FRAGMENTED MARKET (1) (1) Loan Production Loan Servicing (market share) (market share) PennyMac, 4.8% Wells Fargo, Rocket, 7.9% 9.3% Cenlar, 7.6% Wells Fargo, 4.8% UWM, 4.0% Chase, 5.6% Freedom, 3.2% Others, 51.3% Mr. Cooper, 5.4% Others, 63.6% Rest of Top 10, Rocket, 3.9% 11.7% PennyMac, 3.8% Rest of Top 10, 13.0% (1) 15 Inside Mortgage Finance for the year ended or as of March 31, 2021

PFSI’s BALANCED BUSINESS MODEL IS A FLYWHEEL In both businesses, scale and efficiency are critical for success. Large volumes of production grow servicing portfolio Loan Production Loan Servicing nd (1) th (1) 2 largest in the U.S. 6 largest in the U.S. • Diversified business through correspondent, • Recurring fee income business captured over consumer direct and broker direct channels the life of the loan • Correspondent and broker direct channels • In the event of higher interest rates, expected in particular allow PFSI to access life of the loan increases resulting in a more purchase-money volume valuable MSR asset • Lacks the fixed overhead of the traditional, • Creates a natural hedge to production retail origination model income New leads for consumer direct (1) 16 Inside Mortgage Finance for the year ended or as of March 31, 2021. Includes volume fulfilled or subserviced for PMT.PFSI’s BALANCED BUSINESS MODEL IS A FLYWHEEL In both businesses, scale and efficiency are critical for success. Large volumes of production grow servicing portfolio Loan Production Loan Servicing nd (1) th (1) 2 largest in the U.S. 6 largest in the U.S. • Diversified business through correspondent, • Recurring fee income business captured over consumer direct and broker direct channels the life of the loan • Correspondent and broker direct channels • In the event of higher interest rates, expected in particular allow PFSI to access life of the loan increases resulting in a more purchase-money volume valuable MSR asset • Lacks the fixed overhead of the traditional, • Creates a natural hedge to production retail origination model income New leads for consumer direct (1) 16 Inside Mortgage Finance for the year ended or as of March 31, 2021. Includes volume fulfilled or subserviced for PMT.

SYNERGISTIC RELATIONSHIP PROVIDES A COMPETITIVE ADVANTAGE FOR BOTH COMPANIES Mortgage company with industry-leading operations Management Services: and technology PFSI is the external manager of PMT Fulfillment Services: Fee for service Oversight from Offers PFSI access to a PFSI performs fulfillment in arrangements for PMT independent PFSI low-cost balance sheet creates cost efficient connection with the acquisition, designed to make directors and structure with limited long-term investments PMT trustees packaging and sale of loans for operational risk in mortgage assets PMT’s correspondent production Loan Servicing: PFSI is the subservicer for PMT’s MSR portfolio Tax-efficient vehicle with long track record of success investing in residential mortgage assets 17SYNERGISTIC RELATIONSHIP PROVIDES A COMPETITIVE ADVANTAGE FOR BOTH COMPANIES Mortgage company with industry-leading operations Management Services: and technology PFSI is the external manager of PMT Fulfillment Services: Fee for service Oversight from Offers PFSI access to a PFSI performs fulfillment in arrangements for PMT independent PFSI low-cost balance sheet creates cost efficient connection with the acquisition, designed to make directors and structure with limited long-term investments PMT trustees packaging and sale of loans for operational risk in mortgage assets PMT’s correspondent production Loan Servicing: PFSI is the subservicer for PMT’s MSR portfolio Tax-efficient vehicle with long track record of success investing in residential mortgage assets 17

PFSI's TRACK RECORD ACROSS VARIOUS MARKET ENVIRONMENTS IS UNIQUE AMONG INDEPENDENT MORTGAGE BANKS

Proven ability to generate attractive ROEs...



Annualized Return on Average Common Stockholders' Equity (ROE)
Average: 26%
11%
19%
20%
22%
26%
13%
22%
61%
43%
2013(1)
2014
2015
2016
2017
2018
2019
2020
1Q21

...across different market environments...



10-Year Treasury Yield(2)
U.S. Origination Market (in trillions)(3)
4.0%
3.0%
2.0%
1.0%
0.0%
$1.8
$1.3
$1.7
$2.1
$1.8
$1.6
$2.3
$4.1
$3.7
1Q21
2013
2014
2015
2016
2017
2018
2019
2020
2021E

...with a strong orientation towards purchase money mortgages.



PFSI Purchase Mix
Industry Purchase Mix(3)
48%
40%
75%
58%
64%
53%
61%
49%
73%
63%
80%
71%
63%
54%
40%
36%
34%
29%
2013
2014
2015
2016
2017
2018
2019
2020
1Q21

(1) Represents partial year. Initial Public Offering was May 8, 2013.
(2) Bloomberg
(3) Inside Mortgage Finance. Full year 2021 estimate is an average of Fannie Mae (5/10/21), Freddie Mac (4/14/21), and Mortgage Bankers Association (5/19/21) forecasts.

18

STRONG AND GROWING PURCHASE MARKET DRIVEN BY DEMOGRAPHICS Increasing demand expected to support the purchase mortgage market as Millennial generation hits key average age for first time home buyers. U.S. has added almost 11 million new households, while housing Builders are increasing home completions but remain below their supply is at an all time low long-term average (2) (1) Home Completions Household Formations vs. Housing Inventory (in millions) (in millions) 50 Year Average 13.8 3.0 130 129 13.1 128 128 12.1 128 2.5 126 2.5 11.0 126 10.6 126 10.2 125 9.6 123 2.0 124 122 7.8 121 122 6.8 1.5 6.1 5.7 120 119 1.1 118 1.0 118 116 0.5 114 - 112 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Household Formations Housing Inventory (1) Household Formations: US Census Data. Housing Inventory: NAR (2) St. Louis FED 19STRONG AND GROWING PURCHASE MARKET DRIVEN BY DEMOGRAPHICS Increasing demand expected to support the purchase mortgage market as Millennial generation hits key average age for first time home buyers. U.S. has added almost 11 million new households, while housing Builders are increasing home completions but remain below their supply is at an all time low long-term average (2) (1) Home Completions Household Formations vs. Housing Inventory (in millions) (in millions) 50 Year Average 13.8 3.0 130 129 13.1 128 128 12.1 128 2.5 126 2.5 11.0 126 10.6 126 10.2 125 9.6 123 2.0 124 122 7.8 121 122 6.8 1.5 6.1 5.7 120 119 1.1 118 1.0 118 116 0.5 114 - 112 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Household Formations Housing Inventory (1) Household Formations: US Census Data. Housing Inventory: NAR (2) St. Louis FED 19

PENNYMAC IS POSITIONED TO SUCCEED REGARDLESS OF FUTURE TRENDS INCREASED HOME CHANGING ROLE OF INCREASED PURCHASES DRIVING GSES / GOVERNMENT RELEVANCE OF THE ORIGINATION SUPPORT FOR THE NON-AGENCY MARKET MORTGAGE MARKET PRODUCTS CONTINUED INDUSTRY HIGHER ADVANCEMENTS IN CONSOLIDATION MORTGAGE RATES TECHNOLOGY AND AND GROWING OVER TIME AND HOW AMERICANS IMPORTANCE OF INCREASED VALUE BUY AND FINANCE SCALE IN SERVICING HOMES 20PENNYMAC IS POSITIONED TO SUCCEED REGARDLESS OF FUTURE TRENDS INCREASED HOME CHANGING ROLE OF INCREASED PURCHASES DRIVING GSES / GOVERNMENT RELEVANCE OF THE ORIGINATION SUPPORT FOR THE NON-AGENCY MARKET MORTGAGE MARKET PRODUCTS CONTINUED INDUSTRY HIGHER ADVANCEMENTS IN CONSOLIDATION MORTGAGE RATES TECHNOLOGY AND AND GROWING OVER TIME AND HOW AMERICANS IMPORTANCE OF INCREASED VALUE BUY AND FINANCE SCALE IN SERVICING HOMES 20

MORTGAGE BANKING OVERVIEW DOUG JONES President and Chief Mortgage Banking OfficerMORTGAGE BANKING OVERVIEW DOUG JONES President and Chief Mortgage Banking Officer

PENNYMAC IS A LEADER ACROSS THE MASSIVE MORTGAGE MARKET (2) PennyMac’s Production Market Share Medium- Where we Channel (1) Term Goal are today 5% 5% 5% 4% 4% 3% 3% Correspondent 2% # # Production 1 1 2014 2015 2016 2017 2018 2019 2020 1Q21 Broker # # Direct Correspondent Consumer-Direct Broker-Direct 7 3 (2) PennyMac’s Servicing Market Share 4% 4% Consumer 3% # # Direct 3% 15 5 2% 2% 2% 1% # # Servicing 6 3 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 3/31/21 (1) Inside Mortgage Finance for 1Q21 or as of 3/31/21 (2) 22 Inside Mortgage FinancePENNYMAC IS A LEADER ACROSS THE MASSIVE MORTGAGE MARKET (2) PennyMac’s Production Market Share Medium- Where we Channel (1) Term Goal are today 5% 5% 5% 4% 4% 3% 3% Correspondent 2% # # Production 1 1 2014 2015 2016 2017 2018 2019 2020 1Q21 Broker # # Direct Correspondent Consumer-Direct Broker-Direct 7 3 (2) PennyMac’s Servicing Market Share 4% 4% Consumer 3% # # Direct 3% 15 5 2% 2% 2% 1% # # Servicing 6 3 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 3/31/21 (1) Inside Mortgage Finance for 1Q21 or as of 3/31/21 (2) 22 Inside Mortgage Finance

PENNYMAC's PLATFORM IS SCALABLE AND SUPPORTS LONG-TERM GROWTH PLANS

Correspondent Production



(UPB in billions)
$63
$63
$62
$104
$161
2.5x
2016
2017
2018
2019
2020

Loan Servicing



(UPB in billions)
$194
$246
$299
$369
$427
2.2x
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20

- Foundational mortgage banking businesses that require scale and a low cost structure for success
- Correspondent production drives growth of the servicing portfolio
- Significant investments made since inception; proprietary technology integrated with best-in-class vendor applications have driven market share growth

Consumer Direct Lending



(UPB in billions)
$6
$5
$5
$10
$23
3.7x
2016
2017
2018
2019
2020

Broker Direct Lending



(UPB in billions)
$1
$4
$12
3.2x
2016
2017
2018
2019
2020

- Significant growth opportunity in higher margin channels supports enhanced levels of profitability over long-term
- Low cost fulfillment operation supports all channels including consumer- and broker-direct
- Current focus of technology investments

23

PENNYMAC's PARTICIPATION ACROSS ALL THREE ORIGINATION CHANNELS IS A STRATEGIC ADVANTAGE

All three channels supported by best-in-class risk management and centralized fulfillment platforms.

Correspondent Production

- Operational consistency and low cost structure
- Independent mortgage banks, community banks and credit unions
- Access to the growing purchase market via branch offices and loan officers with local relationships
- Drives servicing portfolio growth

Consumer Direct

- Internet and call-center based model enables low cost structure
- Digital marketing and branding initiatives to drive new customer growth
- Sophisticated data analysis to drive growth in purchase and portfolio recapture

Broker Direct

- Excellence in correspondent provides foundation for B2B success
- Access to a growing channel of the origination market that has historically performed well in purchase markets
- Brokers have meaningful, local relationships in their communities

24

PENNYMAC CONTINUES TO INVEST IN TRANSFORMATIVE MORTGAGE BANKING TECHNOLOGY

More than 1,000 PennyMac'ers 100% focused on innovative technology.

Digital Lending Platform

Lead Generation | Customer Experience | Proprietary Fulfillment Capabilities | Products & Pricing | Data Services

- Industry-leading digital lending platform to enable and support PennyMac's market leadership goals
- Organized around several core capability areas with tight orchestration to deliver seamless components
  - Best-in-class lead generation tools
  - Proprietary pricing and margin management engine
  - Workflow routing/automation and data availability
- Capabilities are shared across production business channels

Servicing Platform (SSE)

Core Servicing | Default Servicing | Customer Self-Service | Data Services

- Suite of 25 purpose-built, integrated applications
- Modern user interfaces and configurable, complex workflows
- Micro-services organized around business function
- Centralized rules engine and common components
- Cloud-native data services layer with advanced servicing reporting and analytics

25

CONSUMER DIRECT LENDING SCOTT BRIDGES Managing Director Consumer Direct LendingCONSUMER DIRECT LENDING SCOTT BRIDGES Managing Director Consumer Direct Lending

PENNYMAC's INVESTMENTS IN TECHNOLOGY AND MARKETING EXPECTED TO DRIVE CONSUMER DIRECT GROWTH

Opportunities for Increased Recapture



(UPB in billions)
$33
$5
$33
$5
$64
$10
$141
$23
$45
$11
2017
2018
2019
2020
1Q21
Servicing Portfolio Runoff
Consumer Direct Originations

- Current market share of approximately 1.3% represents significant opportunity for growth in the channel
- Marketing and technology initiatives to pursue growth in purchase and new customer acquisition sourced from outside the servicing portfolio
- Portfolio recapture model optimal for returns
- Recent growth in loan officers to successfully execute with an increased presence in the channel
- Medium-term goal to become a Top 5 Retail Originator

Consumer Direct Loan Officers



148
148
240
506
542
12/31/17
12/31/18
12/31/19
12/31/20
3/31/21

Non-Portfolio Originations as a Percentage of Total



2.0%
3.5%
5.3%
7.0%
10.4%
1Q20
2Q20
3Q20
4Q20
1Q21

27

UNIQUELY POSITIONED TO GROW NEW CUSTOMER ACQUISITION CHANNEL Loans closed per tenured loan officer has increased substantially in recent years, supported by a low cost structure and efficient fulfillment process. Two times the web traffic of a major top competitor and quickly TRAFFIC emerging as a top industry participant within lead generation Leads generated are expected to reach over 400,000 per month, LEADS leveraging key industry partnerships and media buys Pre-screened calls via a centralized call center maximizes efficiency TRANSFERS and loan officer capacity LEADS Specialized team dedicated to non-portfolio originations maximizes TEAM lead conversion Customer retention leads to ongoing application of data science across millions of loans and approximately 140 loan attributes SERVICING 28UNIQUELY POSITIONED TO GROW NEW CUSTOMER ACQUISITION CHANNEL Loans closed per tenured loan officer has increased substantially in recent years, supported by a low cost structure and efficient fulfillment process. Two times the web traffic of a major top competitor and quickly TRAFFIC emerging as a top industry participant within lead generation Leads generated are expected to reach over 400,000 per month, LEADS leveraging key industry partnerships and media buys Pre-screened calls via a centralized call center maximizes efficiency TRANSFERS and loan officer capacity LEADS Specialized team dedicated to non-portfolio originations maximizes TEAM lead conversion Customer retention leads to ongoing application of data science across millions of loans and approximately 140 loan attributes SERVICING 28

TECHNOLOGY, DATA SCIENCE AND MARKETING DRIVE IMPROVED PRODUCTION PERFORMANCE

Investments in data science produce high-converting, pre-screened leads to maximize production capacity.

2+ Million
Servicing Portfolio Customers

DATA ENRICHMENT

275M
Consumer behavior and transactional data points analyzed per month

900K
Leads per month

DATA SCIENCE AND ANALYTICS

End2End Analytics

MULTI-CHANNEL MARKETING

PennyMac is uniquely positioned to capture sales opportunities at every customer touch point.

29

DATA AND ANALYTICS DRIVE PATH TO GROWTH IN PURCHASE ORIGINATIONS • Disciplined workflow focused on growth in pre-approvals to build down stream productivity • Advanced data science payoff prediction model • Dedicated sales and operations staff for purchase loans • Operational discipline in purchase loans Advanced data Marketing to Aggressive Communication Dedicated Best-in-class analytics to consumers in pre-approval strategies to keep operations staff execution to anticipate home consideration strategy to all parties informed to ensure a ensure customers buying activity phase, far in maximize smooth close on time advance of opportunity transaction decision making 30DATA AND ANALYTICS DRIVE PATH TO GROWTH IN PURCHASE ORIGINATIONS • Disciplined workflow focused on growth in pre-approvals to build down stream productivity • Advanced data science payoff prediction model • Dedicated sales and operations staff for purchase loans • Operational discipline in purchase loans Advanced data Marketing to Aggressive Communication Dedicated Best-in-class analytics to consumers in pre-approval strategies to keep operations staff execution to anticipate home consideration strategy to all parties informed to ensure a ensure customers buying activity phase, far in maximize smooth close on time advance of opportunity transaction decision making 30

TRANSFORMATIONAL TECHNOLOGY IMPLEMENTATION IN PROGRESS Optimized efficiency for loan Digital application to provide Tools and technology to officers customers with an even easier create a seamless experience and more intuitive online portal • Asset verification • Co-piloting: PennyMac loan officers to self serve can view and assist a customer with an application in real time • Income and employment • Instant interest rate quotes verification • Faster and more accurate collection • Pre-qualification letters of customer data • Automated conditions and workflows Leads to increased operational efficiency and industry-leading approval times 31TRANSFORMATIONAL TECHNOLOGY IMPLEMENTATION IN PROGRESS Optimized efficiency for loan Digital application to provide Tools and technology to officers customers with an even easier create a seamless experience and more intuitive online portal • Asset verification • Co-piloting: PennyMac loan officers to self serve can view and assist a customer with an application in real time • Income and employment • Instant interest rate quotes verification • Faster and more accurate collection • Pre-qualification letters of customer data • Automated conditions and workflows Leads to increased operational efficiency and industry-leading approval times 31

PATH TO BECOMING A TOP 5 RETAIL ORIGINATOR FOCUS ON BUILD A ENHANCING THE BEST-IN-CLASS CUSTOMER MARKETING EXPERIENCE PLATFORM CONTINUE IMPLEMENTATION OF EXECUTE BRAND TECHNOLOGY STRATEGIES FOR SUPPORTED BY RECAPTURE GROWTH ROBUST DATA ANALYTICS 32PATH TO BECOMING A TOP 5 RETAIL ORIGINATOR FOCUS ON BUILD A ENHANCING THE BEST-IN-CLASS CUSTOMER MARKETING EXPERIENCE PLATFORM CONTINUE IMPLEMENTATION OF EXECUTE BRAND TECHNOLOGY STRATEGIES FOR SUPPORTED BY RECAPTURE GROWTH ROBUST DATA ANALYTICS 32

BROKER DIRECT LENDING KIM NICHOLS Senior Managing Director Broker Direct LendingBROKER DIRECT LENDING KIM NICHOLS Senior Managing Director Broker Direct Lending

PENNYMAC FINANCIAL IS A RAPIDLY-GROWING WHOLESALE LENDER Approved Brokers & Non-Delegated Correspondent Sellers Strong market share growth since our entrance into the channel in 2018 1,982 • Rapid increase in brokers and non-delegated sellers 1,693 • Growing presence in the non-delegated correspondent market serving emerging mortgage bankers and smaller banks and credit unions 1,091 • Achieved approximately 3% channel market share with 671 only 14% of the total broker population approved Wholesale lenders have typically over-indexed the N/A purchase market • Brokers maintain strong local relationships in the 12/31/2017 12/31/2018 12/31/2019 12/31/2020 3/31/2021 communities they serve Introduction of new products over time supported by PMT’s ability to hold the resulting investments 34PENNYMAC FINANCIAL IS A RAPIDLY-GROWING WHOLESALE LENDER Approved Brokers & Non-Delegated Correspondent Sellers Strong market share growth since our entrance into the channel in 2018 1,982 • Rapid increase in brokers and non-delegated sellers 1,693 • Growing presence in the non-delegated correspondent market serving emerging mortgage bankers and smaller banks and credit unions 1,091 • Achieved approximately 3% channel market share with 671 only 14% of the total broker population approved Wholesale lenders have typically over-indexed the N/A purchase market • Brokers maintain strong local relationships in the 12/31/2017 12/31/2018 12/31/2019 12/31/2020 3/31/2021 communities they serve Introduction of new products over time supported by PMT’s ability to hold the resulting investments 34

PennyMac®

PROPRIETARY TECHNOLOGY AND TOOLS DISTINGUISH PENNYMAC


POWER™

- **PennyMac's POWER portal** provides brokers with full transparency and access to their pipelines and loan data to transact around the clock
- Extends **best-in-class tools and solutions** to brokers with ease of use via a single, digital platform


146 months
2.124%
287 months
3.088%
312 months

- **Perfect Rate:** Uses PennyMac's industry-leading, proprietary pricing engine to fine tune the interest rate to the thousandth for customers
- **Perfect Term:** Provides brokers with capabilities to get the perfect term for their clients' situation to the exact month


OPTIMIZE

- **A POWERful tool** that searches through all our negotiated provider options to extract the best possible mortgage insurance rate for each loan
- **PennyMac's reduced mortgage insurance rates** are among the most competitive in the industry and provide a competitive advantage for brokers


Meet your
BOM
Squad

- Because **we retain the servicing on 100% of the loans we originate**, customers have a seamless loan lifecycle experience, from start to finish
- **Every broker we approve is assigned their own experienced PennyMac Broker Operations Manager (BOM)** to serve as a dedicated point of contact, assuring loans stay on track and on time

35

TECHNOLOGY AND TOOLS SUPPORTED BY A GREAT TEAM OF ENGAGED PEOPLE As much as brokers need scale and automated technology to grow their businesses, they depend on the relationships they have built and the people they trust. Relationships Dedicated National Sales Single Point of Team Who Serve Operational Trust as Trusted Contact Partners Technology Trust and Culture of Consistency of Partnership and Brokers Execution Customer Focus 36TECHNOLOGY AND TOOLS SUPPORTED BY A GREAT TEAM OF ENGAGED PEOPLE As much as brokers need scale and automated technology to grow their businesses, they depend on the relationships they have built and the people they trust. Relationships Dedicated National Sales Single Point of Team Who Serve Operational Trust as Trusted Contact Partners Technology Trust and Culture of Consistency of Partnership and Brokers Execution Customer Focus 36

PennyMac

THE MORTGAGE PROFESSIONAL CONTINUUM... SUPPORTING OUR B2B RELATIONSHIPS

PennyMac can be a long-term partner for brokers and emerging bankers to support their business goals, whatever they may be.



Independent Mortgage Broker
Emerging Mortgage Banker
Delegated Best Efforts
Delegated Mandatory
PennyMac Broker Direct
PennyMac Non-Delegated
PennyMac Correspondent

37

PATH TO BECOMING A TOP 3 WHOLESALE ORIGINATOR GROW OUR BASE FOCUS ON OF BROKERS AND THE CLIENT NON-DELEGATED EXPERIENCE AND SELLERS RELATIONSHIPS CONTINUE EXPAND INVESTMENT IN NON-DELEGATED TECHNOLOGY TO SERVICE OFFERING HELP BUSINESS PARTNERS GROW 38PATH TO BECOMING A TOP 3 WHOLESALE ORIGINATOR GROW OUR BASE FOCUS ON OF BROKERS AND THE CLIENT NON-DELEGATED EXPERIENCE AND SELLERS RELATIONSHIPS CONTINUE EXPAND INVESTMENT IN NON-DELEGATED TECHNOLOGY TO SERVICE OFFERING HELP BUSINESS PARTNERS GROW 38

CORRESPONDENT PRODUCTION ABBIE TIDMORE Senior Managing Director Correspondent ProductionCORRESPONDENT PRODUCTION ABBIE TIDMORE Senior Managing Director Correspondent Production

PENNYMAC IS THE LEADER IN CORRESPONDENT PRODUCTION

PennyMac has become the largest correspondent aggregator in the U.S. with a transparent business model well-aligned with customer and shareholder desires.

700+
Active clients across the U.S.

- Community banks and credit unions
- Well-established, independent mortgage originators
- Builder-owned mortgage companies

10+
Years of operational excellence

- Consistent execution
- Relationship-based model
- Strong capital base
- Unmatched commitment

Innovative technology

- Seamless integration with proprietary loan bidding systems
- Process consistency and efficiency

40

PennyMac

OPPORTUNITY IN CORRESPONDENT PRODUCTION IS EXPECTED TO REMAIN ROBUST

Changes implemented to the GSEs' preferred stock purchase agreements are expected to result in a higher volume of loans sold to aggregators like PennyMac with consistently competitive pricing and fast turn times.



Dislocations related to COVID-19
More competitive pricing from GSE cash windows
Pre COVID-19
$77
$109
$122
$161
$170
$203
$166
$212
$168
$179
$301
$185
$379
$255
$420
$288
$409
$288
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
Marketwide survey of correspondent origination volume (in billions)[1]
Correspondent channel funded volume (in billions)[2]

[1] Direct monthly survey of PennyMac's approved clients' origination volumes
[2] Inside Mortgage Finance

41

PennyMac®

EVOLVING GROWTH OPPORTUNITY FOR PENNYMAC WITH CHANGES IMPLEMENTED TO THE GSEs' PSPAs

WHAT CHANGED FOR CORRESPONDENT AGGREGATORS?	Each GSE will limit volume purchased through the cash window to $1.5 billion per lender during any period comprising four calendar quarters[1]	The GSEs will limit their acquisitions of single-family mortgage loans secured by second homes and investment properties to 7% of single-family acquisitions
HOW PENNYMAC WILL HELP	PennyMac's infrastructure and capital markets expertise provides a consistent and efficient alternative to the GSE cash window	Capital markets expertise combined with PMT's private label and non-agency securitization capabilities

[1] https://home.treasury.gov/news/press-releases/sm1236

42

SUSTAINING PENNYMAC’S LEADERSHIP POSITION IN CORRESPONDENT PRODUCTION EXPAND THE CONTINUE TO INCREASE ALREADY ROBUST SUITE OF PRODUCTS SHARE OF EXISTING AND SERVICES CLIENT PRODUCTION OFFERED PROVIDE INNOVATIVE CONTINUE TO SOLUTIONS FOR DELIVER AN UNMATCHED CORRESPONDENTS CUSTOMER EXPERIENCE CURRENTLY DELIVERING WITH CONSISTENTLY TO THE GSE CASH COMPETITIVE BIDS WINDOW AND FAST TURNS TIMES 43SUSTAINING PENNYMAC’S LEADERSHIP POSITION IN CORRESPONDENT PRODUCTION EXPAND THE CONTINUE TO INCREASE ALREADY ROBUST SUITE OF PRODUCTS SHARE OF EXISTING AND SERVICES CLIENT PRODUCTION OFFERED PROVIDE INNOVATIVE CONTINUE TO SOLUTIONS FOR DELIVER AN UNMATCHED CORRESPONDENTS CUSTOMER EXPERIENCE CURRENTLY DELIVERING WITH CONSISTENTLY TO THE GSE CASH COMPETITIVE BIDS WINDOW AND FAST TURNS TIMES 43

MORTGAGE FULFILLMENT JIM FOLLETTE Senior Managing Director Chief Mortgage Fulfillment OfficerMORTGAGE FULFILLMENT JIM FOLLETTE Senior Managing Director Chief Mortgage Fulfillment Officer

FULFILLMENT OPERATIONS ARE A KEY DIFFERENTIATOR FOR PENNYMAC

CONSUMER DIRECT	BROKER DIRECT	CORRESPONDENT PRODUCTION

Mortgage Fulfillment Division

- Innovative End2End, data driven, task-based workflow for all channels
- Loan origination process divided into 17 specific functions, assigned to specialists for improved efficiency, efficacy and scale
- Over 4,000 workflow and business rules results in a highly optimized global workforce
- Technology-enabled workforce management design enables a highly progressive culture committed to enhancing value

Competitive Advantages

- **Reliability:** Delivering on our commitment to the customer through a highly-consistent process
- **Scalability:** Reacting with speed to the dynamic demands of a highly-regulated market
- **Efficiency:** Originating and acquiring loans faster and at lower costs
- **Leadership and Culture:** Identifying opportunities to automate or innovate, ultimately increasing the value of each role within our organization

45

SUPPORTING PENNYMAC’s PRODUCTION GOALS FOR THE LONG TERM SUPPORT THE LEVERAGE VAST DATA PLANNED GROWTH OF SETS TO FURTHER ALL THREE PRODUCTION ENHANCE CHANNELS WITH A WORKFLOWS AND SCALABLE AND EFFICIENT PROCESSES FULFILLMENT PROCESS DEVELOP TECHNOLOGY WITH A COMMITMENT CONTINUE TO AND FOCUS ON FOCUS ON SOLVING OMNI-CHANNEL FOR THE CUSTOMER SOLUTIONS 46SUPPORTING PENNYMAC’s PRODUCTION GOALS FOR THE LONG TERM SUPPORT THE LEVERAGE VAST DATA PLANNED GROWTH OF SETS TO FURTHER ALL THREE PRODUCTION ENHANCE CHANNELS WITH A WORKFLOWS AND SCALABLE AND EFFICIENT PROCESSES FULFILLMENT PROCESS DEVELOP TECHNOLOGY WITH A COMMITMENT CONTINUE TO AND FOCUS ON FOCUS ON SOLVING OMNI-CHANNEL FOR THE CUSTOMER SOLUTIONS 46

LOAN SERVICING STEVE BAILEY Senior Managing Director Chief Servicing OfficerLOAN SERVICING STEVE BAILEY Senior Managing Director Chief Servicing Officer

PENNYMAC FINANCIAL IS A LOW COST AND PROFITABLE MORTGAGE SERVICER



Direct Servicing Expense[1]
($ per loan)
$130
$136
$144
$160
$167
$193
$205
$414
64%
27%
44%
34%
22%
53%
34%
34%
PennyMac
Large Banks
Large IMBs
Prime
Mid-Sized Banks
Mid-Sized IMBs
Total
Specialty
% Government Portfolio



Operating Expenses as a Percentage of Average Servicing Portfolio UPB
(basis points)
11.3
11.2
10.5
10.5
9.5
9.0
2015
2016
2017
2018
2019
2020

- Our history and expertise servicing distressed loans, combined with the successful execution of loss mitigation strategies related to COVID-19 and hedging of mortgage servicing rights led to record profitability in PFSI's Servicing segment in 2020
- Per loan servicing expenses are relatively low compared to peers and have continued to decrease over our history
- The introduction of our own, proprietary servicing system, SSE, provides us with a more scalable and flexible platform with a lower proportion of variable expenses on a growing portfolio going forward

[1] MBA 2021 Servicing Operations Study (2020 data). PennyMac is included with Large IMBs.

48

EFFICIENCY AND HIGH SERVICE STANDARDS DRIVE CUSTOMER SATISFACTION (1) CFPB Complaints per 100,000 Loans Among Top 10 Servicers Rocket 0.27 Top6 • Retain 100% of the MSRs PennyMac 0.39 on loans we originate SERVICER Chase • Portfolio is more heavily 0.44 weighted towards Wells Fargo 0.62 government loans High CUSTOMER US Bank 0.66 SATISFACTION Flagstar Bank 0.83 Freedom Mortgage 1.05 More than Mr. Cooper 1.10 2,000 DEDICATED SERVICING 1.45 Bank of America ASSOCIATES Shellpoint Mortgage (New Rez) 3.36 (1) 49 Data Sources: Inside Mortgage Finance and consumerfinance.gov for the year ended March 31, 2021EFFICIENCY AND HIGH SERVICE STANDARDS DRIVE CUSTOMER SATISFACTION (1) CFPB Complaints per 100,000 Loans Among Top 10 Servicers Rocket 0.27 Top6 • Retain 100% of the MSRs PennyMac 0.39 on loans we originate SERVICER Chase • Portfolio is more heavily 0.44 weighted towards Wells Fargo 0.62 government loans High CUSTOMER US Bank 0.66 SATISFACTION Flagstar Bank 0.83 Freedom Mortgage 1.05 More than Mr. Cooper 1.10 2,000 DEDICATED SERVICING 1.45 Bank of America ASSOCIATES Shellpoint Mortgage (New Rez) 3.36 (1) 49 Data Sources: Inside Mortgage Finance and consumerfinance.gov for the year ended March 31, 2021

PROPRIETARY SERVICING PLATFORM (SSE) DRIVES COMPETITIVE ADVANTAGE

SSE is a suite of proprietary PennyMac applications and processes integrated with key partners' applications and PennyMac's data warehouse for increased efficiency in servicing, tracking and reporting.



PRIME SERVICING
Loan administration & boarding
Fees & disbursements
Investor reporting
Escrow management
Document & correspondence management
SPECIAL SERVICING
Loss mitigation
Modifications
Default reporting
Claims
VENDOR SOFTWARE
DATA AND ANALYTICS
CUSTOMER FACING
Web
Mobile App
Call Center
IVR

50

TECHNOLOGY ENABLED QUICK RESOLUTIONS FOR BORROWERS WITH HARDSHIPS RELATED TO COVID-19

60 Day+ Delinquency Rates



13.16%
11.65%
8.88%
8.57%
5.41%
5.26%
2.72%
1.74%
3/31/20
4/30/20
5/31/20
6/30/20
7/31/20
8/31/20
9/30/20
10/31/20
11/30/20
12/31/20
1/31/21
2/28/21
3/31/21
4/30/21
PennyMac (Conventional)
Industry (Conventional)[1]
PennyMac (Gov't)
Industry (Gov't)[1]

Delinquency rates declining faster than the overall industry reflects our expertise in loan servicing, including loss mitigation activities related to COVID-19

SSE provided PennyMac with the flexibility to easily adapt to the rapidly changing environment that ensued as a result of COVID-19.

Forbearance Enrollment:	82%	automated
Forbearance Check Ins:	71%	automated
Forbearance Exits:	56%	automated
Streamline Modifications:	97%	automated

Through the end of April 2021, approximately 71% of the total forbearance plans we granted our borrowers have been successfully exited.

[1] Black Knight Delinquency Data. Based on loan count, not UPB. Industry (Gov't) represents industry delinquency rates for FHA, VA and USDA loans re-weighted to match PennyMac's portfolio composition.

51

EARLY BUYOUT ACTIVITIES ARE AN IMPORTANT COMPONENT OF SERVICING GINNIE MAE LOANS PennyMac has the tools necessary to successfully execute loss mitigation and buyout activities. • Efficient financing • Risk management • Servicing data • Capital markets expertise COVID-19 and CARES Act Forbearance Hurricanes $261 Harvey and Irma $252 $233 $9.7 $205 $171 $133 $5.2 $4.2 $2.9 $2.9 $1.6 2016 2017 2018 2019 2020 1Q21 Owned Servicing Portfolio Balance at Period End (UPB in billions) EBO loan volume (UPB in billions) 52EARLY BUYOUT ACTIVITIES ARE AN IMPORTANT COMPONENT OF SERVICING GINNIE MAE LOANS PennyMac has the tools necessary to successfully execute loss mitigation and buyout activities. • Efficient financing • Risk management • Servicing data • Capital markets expertise COVID-19 and CARES Act Forbearance Hurricanes $261 Harvey and Irma $252 $233 $9.7 $205 $171 $133 $5.2 $4.2 $2.9 $2.9 $1.6 2016 2017 2018 2019 2020 1Q21 Owned Servicing Portfolio Balance at Period End (UPB in billions) EBO loan volume (UPB in billions) 52

PENNYMAC EXPECTS TO BECOME A TOP 3 SERVICER IN THE MEDIUM-TERM

UPB of Residential Mortgage Debt Held by Top 10 Mortgage Servicers[1]

($ in billions)



12/31/15
$5,046
1. Wells Fargo, $1,649
2. Chase, $910
3. BofA, $565
4. Mr. Cooper, $398
5. US Bank, $296
6. Citi, $291
7. Ocwen, $270
8. Ditech, $247
9. PHH, $224
10. Rocket, $196
PennyMac #11
12/31/18
$5,113
1. Wells Fargo, $1,502
2. Chase, $790
3. Mr. Cooper, $548
4. BofA, $453
5. New Rez, $390
6. Rocket, $315
7. US Bank, $304
8. PennyMac, $299
9. Lakeview, $276
10. LoanCare, $236
PennyMac #8
3/31/21
$5,773
1. Wells Fargo, $1,104
2. Cenlar, $895
3. Chase, $667
4. Mr. Cooper, $646
5. Rocket, $467
6. PennyMac, $449
7. New Rez, $419
8. LoanCare, $408
9. BofA, $373
10. Dovenmuehle, $345
PennyMac #6
Medium-Term
Top 3
PennyMac

- Strong, growing origination capability
- Strong management team with mature enterprise risk management to ensure controlled growth

[1] Inside Mortgage Finance

53

LARGE SERVICING BUSINESS IS A KEY COMPONENT OF PENNYMAC’S BALANCED BUSINESS MODEL HIGH-QUALITY SUCCESSFUL EXECUTION SERVICING PORTFOLIO OF LOSS MITIGATION REPRESENTS A GROWING ACTIVITIES KEEPS STREAM OF RECURRING BORROWERS IN THEIR EARNINGS AND HOMES AND ENHANCES CASH FLOW LIFETIME RELATIONSHIPS DRIVER OF LOW- SERVES AS A NATURAL COST, HIGH-QUALITY HEDGE TO PRODUCTION LEADS FOR OUR CONSUMER-DIRECT INCOME AS RATES RISE LENDING BUSINESS 54LARGE SERVICING BUSINESS IS A KEY COMPONENT OF PENNYMAC’S BALANCED BUSINESS MODEL HIGH-QUALITY SUCCESSFUL EXECUTION SERVICING PORTFOLIO OF LOSS MITIGATION REPRESENTS A GROWING ACTIVITIES KEEPS STREAM OF RECURRING BORROWERS IN THEIR EARNINGS AND HOMES AND ENHANCES CASH FLOW LIFETIME RELATIONSHIPS DRIVER OF LOW- SERVES AS A NATURAL COST, HIGH-QUALITY HEDGE TO PRODUCTION LEADS FOR OUR CONSUMER-DIRECT INCOME AS RATES RISE LENDING BUSINESS 54

PMT VANDY FARTAJ Senior Managing Director Chief Investment Officer WILL CHANG Senior Managing Director Deputy Chief Investment OfficerPMT VANDY FARTAJ Senior Managing Director Chief Investment Officer WILL CHANG Senior Managing Director Deputy Chief Investment Officer

PMT IS A UNIQUE AND SUCCESSFUL RESIDENTIAL MORTGAGE REIT • Leading producer of conventional mortgage loans to Fannie Mae and Freddie Mac • Leverages the unique capabilities and industry-leading operational platform provided by its manager and services provider, PFSI • Strong balance sheet with sophisticated financing structures for the efficient management of long-term mortgage assets • Ability to organically generate new investments through its correspondent production activities Percentage of Book Value per Share Compared to 12/31/19 Level Percentage of Dividend Compared to 12/31/19 Level 100% 98% 100% 100% 71% 53% 12/31/19 3/31/20 6/30/20 9/30/20 12/31/20 3/31/21 12/31/19 3/31/20 6/30/20 9/30/20 12/31/20 3/31/21 PMT was not forced to sell long-term assets to generate liquidity or meet margin call requirements in 2020 as a result of its stable financing structures and effective interest rate risk management 56PMT IS A UNIQUE AND SUCCESSFUL RESIDENTIAL MORTGAGE REIT • Leading producer of conventional mortgage loans to Fannie Mae and Freddie Mac • Leverages the unique capabilities and industry-leading operational platform provided by its manager and services provider, PFSI • Strong balance sheet with sophisticated financing structures for the efficient management of long-term mortgage assets • Ability to organically generate new investments through its correspondent production activities Percentage of Book Value per Share Compared to 12/31/19 Level Percentage of Dividend Compared to 12/31/19 Level 100% 98% 100% 100% 71% 53% 12/31/19 3/31/20 6/30/20 9/30/20 12/31/20 3/31/21 12/31/19 3/31/20 6/30/20 9/30/20 12/31/20 3/31/21 PMT was not forced to sell long-term assets to generate liquidity or meet margin call requirements in 2020 as a result of its stable financing structures and effective interest rate risk management 56

PMT IS FOCUSED ON UNIQUE INVESTMENT STRATEGIES IN THREE SEGMENTS

Correspondent Production

- Leading producer of conventional conforming mortgage loans
- Consistent gains in market share over PMT's almost 11-year history driven by operational excellence and high service levels
- Significant opportunity in the current environment

Interest Rate Sensitive Strategies

- MSR investments created through the securitization of conventional correspondent loan production
- Hedged with Agency MBS and other interest rate derivatives
- Strong track record and discipline in hedging interest rate risk

Credit Sensitive Strategies

- Investments in credit risk on PMT's high-quality loan production
- In 2015, PMT began organically investing in innovative front-end GSE CRT investments and ceased new investments in 4Q20
- Approximately $48 billion in UPB of loans underlying PMT's CRT investments at March 31, 2021

Conventional Correspondent Production

Run-Rate Equity Allocation:	10%
Run-Rate Return on Equity:	26%



(UPB in billions)
$23
$26
$61
$102
$34
2017
2018
2019
2020
1Q21

MSR Investments

Run-Rate Equity Allocation:	48%
Run-Rate Return on Equity:	13%



($ in millions)
$845
$1,162
$1,536
$1,755
$2,441
12/31/17
12/31/18
12/31/19
12/31/20
3/31/21

CRT Investments[1]

Run-Rate Equity Allocation:	22%
Run-Rate Return on Equity:	17%



($ in millions)
$1,163
$1,878
$3,727
$2,618
$2,581
12/31/17
12/31/18
12/31/19
12/31/20
3/31/21

[1] The fair value of CRT investments is reflected on PMT's balance sheet as deposits securing CRT arrangements, and derivative and credit risk transfer strip liabilities, net of the interest-only security payable. Presented here on a pro forma basis that also includes the face amount of firm commitment to purchase CRT securities for each period shown.

57

OUTLOOK FOR RETURNS FROM PMT's CREDIT SENSITIVE STRATEGIES REMAINS STRONG

STRONG ALIGNMENT OF INTERESTS

- PMT's credit investments benefit from PFSI's position as the servicer of the underlying loans
- Insight into borrowers credit characteristics enhances our ability to successfully execute loss mitigation strategies

PREPAYMENT SPEEDS REMAIN ELEVATED

- CRT investments currently held at a discount to par, so PMT avoids losses and expects to recognize fair value gains when underlying loans pay off

STRONG CREDIT PROFILES OF UNDERLYING BORROWERS

- Conventional borrowers with weighted average FICOs of over 750
- Forbearance and delinquency rates continue to decline
- 60+ day delinquency rate of 5.5% as of March 31, 2021

STRONG HOME PRICE APPRECIATION

- Average annual home price appreciation of 6% since PMT started investing in front-end CRT in 2015[1]
- Weighted average LTVs have declined from 83% at origination to 69% as of March 31, 2021

[1] S&P CoreLogic Case-Shiller National Home Price Index (Not Seasonally Adjusted)

58

PennyMac Mortgage Investment Trust

CORRESPONDENT PRODUCTION HAS ORGANICALLY GENERATED SIGNIFICANT INVESTMENTS FOR PMT

Correspondent Production

LTM Correspondent Production **$182bn**

Correspondent Clients **727**


PennyMac
Mortgage Investment Trust

Investments

$2.4bn MSR Investments

$2.6bn Credit Risk Transfer Investments

59

Note: All figures at or as of 3/31/21

PMT's INTEREST RATE SENSITIVE STRATEGIES CONTINUE TO HAVE A STRONG RETURN PROFILE

PMT's Interest Rate Sensitive Strategies delivered a 15% return on equity in 2020, despite mortgage rates which declined to all time lows and elevated prepayment speeds.

STRONG CREDIT QUALITY

- 100% conventional borrowers
- Low delinquency rates
- Strong home price appreciation in recent years

INDUSTRY-LEADING SERVICER

- Underlying performance over time expected to be supported by PFSI's industry-leading servicing capabilities
- Proprietary technology (SSE) a competitive advantage

LOW-RATE MSR PORTFOLIO

- Primarily newly originated loans with low interest rates given PMT's record volumes of loan production in the last year
- Pool weighted average coupon of 3.43% as of March 31, 2021

DISCIPLINED HEDGING APPROACH

- Agency MBS and interest rate hedges to offset the interest rate sensitivity of MSRs
- Over time, our results have demonstrated successful hedging of mortgage servicing rights in volatile markets

60

HEDGING APPROACH CENTRAL TO PMT’s INTEREST RATE SENSITIVE INVESTMENTS Gain in value with Gain in value with increasing rates decreasing rates • PMT seeks to manage interest rate risk exposure on a “global” basis, recognizing interest rate MSRs AGENCY MBS sensitivities across its investment strategies • Multiple mortgage-related investment strategies with complementary interest rate sensitivities • Contributes to the stability of PMT’s book value INTEREST RATE HEDGES and earnings 61HEDGING APPROACH CENTRAL TO PMT’s INTEREST RATE SENSITIVE INVESTMENTS Gain in value with Gain in value with increasing rates decreasing rates • PMT seeks to manage interest rate risk exposure on a “global” basis, recognizing interest rate MSRs AGENCY MBS sensitivities across its investment strategies • Multiple mortgage-related investment strategies with complementary interest rate sensitivities • Contributes to the stability of PMT’s book value INTEREST RATE HEDGES and earnings 61

TECHNOLOGY INVESTMENTS MADE BY PFSI PROVIDE PMT A COMPETITIVE ADVANTAGE

PMT utilizes best-in-class vendor systems combined with proprietary technology created by its manager and service provider, PFSI

P3

- Leverages proprietary systems and next generation technology
- Seamless integration with PennyMac's proprietary loan bidding system
- Enables an improved customer experience and process consistencies while increasing the speed of system enhancements

Pricing Engine

- Proprietary pricing engine used to generate rate sheets and price bulk acquisitions
- Instantly prices loans for unique characteristics and required returns
- Can compute and disseminate hundreds of thousands of mid-day price updates within a minute

Pooling Best Execution

- Compares best-execution pooling results against internally developed results
- Automated quality control support deployed to track loans pooled differently

Trade Ticket Entry

- Single system for all trades, including options, futures and other derivative instruments
- Supports confirmations for counterparty trades

62

PMT IS WELL-POSITIONED FOR A CHANGING MORTGAGE MARKET Mortgage rates remain near historic lows CORRESPONDENT PRODUCTION MARKET Conventional mortgage origination market remains especially robust ENVIRONMENT PMT is uniquely REMAINS ROBUST Strong demographic and secular trends driving growth in purchase activity positioned to capitalize on current and evolving investment environments given its scale and Changing policies favor scaled and importance in the home well-capitalized market participants EVOLVING ownership ecosystem Correspondent aggregators will become GSE increasingly more important LANDSCAPE Reduced GSE footprint creates need for private capital and those with expertise in capital markets 63PMT IS WELL-POSITIONED FOR A CHANGING MORTGAGE MARKET Mortgage rates remain near historic lows CORRESPONDENT PRODUCTION MARKET Conventional mortgage origination market remains especially robust ENVIRONMENT PMT is uniquely REMAINS ROBUST Strong demographic and secular trends driving growth in purchase activity positioned to capitalize on current and evolving investment environments given its scale and Changing policies favor scaled and importance in the home well-capitalized market participants EVOLVING ownership ecosystem Correspondent aggregators will become GSE increasingly more important LANDSCAPE Reduced GSE footprint creates need for private capital and those with expertise in capital markets 63

PMT IS WELL-POSITIONED TO CONTINUE ORGANICALLY CREATING INVESTMENTS Current Production New Opportunity Increased non-owner Fannie Mae Freddie Mac occupied originations Loans Loans as a result of PSPA amendments Current Investments Potential Investments MSR and subordinated bonds MSR CRT in non-agency securitizations backed by non-owner Investments Investments occupied loans 64PMT IS WELL-POSITIONED TO CONTINUE ORGANICALLY CREATING INVESTMENTS Current Production New Opportunity Increased non-owner Fannie Mae Freddie Mac occupied originations Loans Loans as a result of PSPA amendments Current Investments Potential Investments MSR and subordinated bonds MSR CRT in non-agency securitizations backed by non-owner Investments Investments occupied loans 64

PMT HAS DEVELOPED A STRONG AND SOPHISTICATED CAPITAL STRUCTURE OVER ITS HISTORY

PMT Warehouse Facilities at March 31, 2021

Financing for loan inventory supported by multiple strong bank partners, structured with flexible excess capacity to support business needs at optimal cost



2-year facilities
RBC 13%
Barclays 9%
JP Morgan 7%
Credit Suisse 25%
Citibank 13%
BNP Paribas 5%
Goldman Sachs 6%
Bank of America 11%
Wells Fargo 4%
Morgan Stanley 7%

$8.0 billion
in total funding capacity

53%
2-year facilities

Approximately
45% committed

Finances correspondent production

PMT Term Financing Structures at March 31, 2021



(in millions)
$800
$450 mm FMSR Term Notes due April 2023
$350 mm FMSR Term Notes due March 2026
$2,009
$788 mm CRT Term Notes due 2022
$564 mm CRT Term Notes due 2023
$657 mm CRT Term Notes due 2024
$555
$210 mm 5.500% due November 2024
$345 mm 5.500% due March 2026
MSR & Servicing Advance Financing
CRT Financing
Exchangeable Senior Notes

- Exchangeable Senior Notes provide stable, long-term funding for the business and complement secured funding in supporting the MSR asset
- CRT term notes do not contain margin call provisions and better match the expected life of the CRT asset compared to short term funding
- Secured MSR structure combines term notes and bank financing to support stable funding and growth of the servicing portfolio

65

PMT REPRESENTS AN ATTRACTIVE INVESTMENT OPPORTUNITY STRONG TRACK RECORD OF BALANCE SHEET PAIRED WITH STRONG RISK- ADJUSTED RETURNS, SECURITIZATION INFRASTRUCTURE INCLUDING COMMON LEVERAGES STRONG AND EXPERTISE DIVIDENDS PENNYMAC OPPORTUNITY FINANCIAL’S IN CONVENTIONAL INVESTMENTS IN CORRESPONDENT TECHNOLOGY AND PRODUCTION AND BEST-IN-CLASS THE RESULTING OPERATING INVESTMENTS PLATFORM 66PMT REPRESENTS AN ATTRACTIVE INVESTMENT OPPORTUNITY STRONG TRACK RECORD OF BALANCE SHEET PAIRED WITH STRONG RISK- ADJUSTED RETURNS, SECURITIZATION INFRASTRUCTURE INCLUDING COMMON LEVERAGES STRONG AND EXPERTISE DIVIDENDS PENNYMAC OPPORTUNITY FINANCIAL’S IN CONVENTIONAL INVESTMENTS IN CORRESPONDENT TECHNOLOGY AND PRODUCTION AND BEST-IN-CLASS THE RESULTING OPERATING INVESTMENTS PLATFORM 66

CAPITAL MANAGEMENT & FINANCIAL OUTLOOK PAM MARSH Senior Managing Director Treasurer DAN PEROTTI Senior Managing Director Chief Financial OfficerCAPITAL MANAGEMENT & FINANCIAL OUTLOOK PAM MARSH Senior Managing Director Treasurer DAN PEROTTI Senior Managing Director Chief Financial Officer

PFSI's PRUDENT FINANCIAL MANAGEMENT WITH LOW LEVERAGE AND RISK MANAGEMENT EXPERTISE

Robust process to monitor and forecast liquidity, hedge results and reserves ensure a strong capital position in stress scenarios.

Low Debt-to-Equity Ratio

Track record of maintaining low leverage



2.4x
2.4x
3.0x
3.6x
4.0x
1.9x
2.2x
2.8x
2.3x
2.7x
0.7x
0.9x
0.7x
0.6x
0.8x
12/31/17
12/31/18
12/31/19
12/31/20
3/31/21
Total debt-to-equity
Non-funding debt-to-equity
Debt-to-equity excluding EBO-related financing

Successful Hedging of Mortgage Servicing Rights

MSR hedging program protects book value and enables PFSI to maintain greater stability of earnings



MSR fair value change before recognition of realization of cash flows
Hedging and other gains (losses)
Production pretax income
($18)
($19)
$239
$164
($130)
$87
($559)
$405
$528
($1,110)
$943
$1,964
$306
($443)
$363
2017
2018
2019
2020
1Q21

68

PFSI HAS DEVELOPED A STRONG AND SOPHISTICATED CAPITAL STRUCTURE OVER ITS HISTORY

PFSI Warehouse Facilities at March 31, 2021

Financing for loan inventory supported by multiple strong bank partners, structured with flexible excess capacity to support business needs at optimal cost



2-year facilities
Barclays 5%
JP Morgan 5%
RBC 7%
Citibank 7%
BNP Paribas 3%
Bank of America 12%
Credit Suisse 27%
Goldman Sachs 7%
JP Morgan 21%
Wells Fargo 2%
Morgan Stanley 4%

$14.6 billion
in total funding capacity

66%
2-year facilities

Approximately
27% committed

Finances government correspondent, direct lending and early buyout activity

PFSI Term Financing at March 31, 2021



(in millions)
$1,300
$1,300
$650 mm GNMA MSR Term Notes due February 2023
$650 mm GNMA MSR Term Notes due August 2023
$650 mm 5.375% due October 2025
$650 mm 4.250% due February 2029
MSR & Servicing Advance Financing
Senior Unsecured Notes

- Unsecured term notes provide stable, long-term funding for the business and complement secured funding in supporting the MSR asset
- Secured MSR structure combines term notes and bank financing to support stable funding and growth of the servicing portfolio

69

PFSI’s OPPORTUNITIES FOR CAPITAL DEPLOYMENT Ongoing investments in the business to ensure long-term success, including major technology enhancements and growing the direct lending platform Capital required to address opportunities arising from different market environments (MSRs, EBO) Continue to pursue opportunities to return capital to shareholders 70PFSI’s OPPORTUNITIES FOR CAPITAL DEPLOYMENT Ongoing investments in the business to ensure long-term success, including major technology enhancements and growing the direct lending platform Capital required to address opportunities arising from different market environments (MSRs, EBO) Continue to pursue opportunities to return capital to shareholders 70

PFSI HAS CONSISTENTLY INCREASED BOOK VALUE WHILE RETURNING CAPITAL Book Value per Share CAPITAL RETURN $51.78 • Quarterly dividend instituted in $47.80 2019 – have increased twice since • Repurchased shares totaling $738 (1) million throughout PFSI’s history $21.34 o Since the start of 2020, PFSI $15.49 has repurchased 20% of its $9.92 common stock $7.27 6/30/13 12/31/14 12/31/16 12/31/18 12/31/20 3/31/21 (1) 71 Through May 31, 2021PFSI HAS CONSISTENTLY INCREASED BOOK VALUE WHILE RETURNING CAPITAL Book Value per Share CAPITAL RETURN $51.78 • Quarterly dividend instituted in $47.80 2019 – have increased twice since • Repurchased shares totaling $738 (1) million throughout PFSI’s history $21.34 o Since the start of 2020, PFSI $15.49 has repurchased 20% of its $9.92 common stock $7.27 6/30/13 12/31/14 12/31/16 12/31/18 12/31/20 3/31/21 (1) 71 Through May 31, 2021

DIRECT LENDING AND SERVICING ARE DRIVING PFSI's PROFITABILITY

Production Pretax Income



(in millions)
$239
$87
$528
$1,964
$363
2017
2018
2019
2020
1Q21
Estimated Contribution from Direct Lending (CDL & BDL)

Servicing Pretax Income



(in millions)
$103
$59
$172
$147
$147
-$15
$543
$262
$258
$142
2017
2018
2019
2020
1Q21
Pretax Income
Pretax Income Excluding Valuation Related Changes[1]

- Balanced business model and multi-channel production platform enable PFSI to generate healthy returns even when certain channels experience significant challenges, or overall market volumes decline
- Expectations for elevated servicing profitability bolstered by continued early buyout activity

For the remainder of 2021, we project PFSI to achieve a return on equity closer to our pre-COVID historical returns

[1] Valuation-related changes include MSR fair value changes before recognition of realization of cash flows, related hedging and other gains (losses), and provision for credit losses on active loans considered in the assessment of MSR fair value changes

72

PFSI’s MEDIUM-TERM TARGETS DRIVE ITS FINANCIAL OUTLOOK IN A NORMALIZED MARKET • Illustration assumes normalized market volumes and margins, as well as share repurchases over the expected time frame • Strong normalized returns on equity and earnings per share achieved with adherence to prudent financial management standards and leverage, therefore minimizing risk • Result of the plan to achieve leadership positions in each channel over a multi-year period # # ACHIEVE 5 REMAIN 1 LARGEST LARGEST CONSUMER-DIRECT CORRESPONDENT LENDER AGGREGATOR # # ACHIEVE 3 ACHIEVE 3 LARGEST LARGEST SERVICER BROKER-DIRECT LENDER 73PFSI’s MEDIUM-TERM TARGETS DRIVE ITS FINANCIAL OUTLOOK IN A NORMALIZED MARKET • Illustration assumes normalized market volumes and margins, as well as share repurchases over the expected time frame • Strong normalized returns on equity and earnings per share achieved with adherence to prudent financial management standards and leverage, therefore minimizing risk • Result of the plan to achieve leadership positions in each channel over a multi-year period # # ACHIEVE 5 REMAIN 1 LARGEST LARGEST CONSUMER-DIRECT CORRESPONDENT LENDER AGGREGATOR # # ACHIEVE 3 ACHIEVE 3 LARGEST LARGEST SERVICER BROKER-DIRECT LENDER 73

ILLUSTRATIVE MEDIUM-TERM OUTLOOK FOR PFSI IN A NORMALIZED MARKET ENVIRONMENT

Assumptions



Origination Market
(in trillions)
$4.1
$2.3
2020
Medium-Term
Correspondent
(UPB in billions)
$161
$130
2020
Medium-Term
Consumer Direct
(UPB in billions)
$23
$50
2020
Medium-Term
Broker Direct
(UPB in billions)
$12
$40
2020
Medium-Term
Servicing Portfolio
(UPB in billions)
$427
$800
2020
Medium-Term

Income Statement

	2020	Medium-Term Outlook	
Net gains on loans held for sale at fair value	$ 2,741	$ 2,400	Normalized volumes, margins, and EBO contribution offsets increased production volumes in direct lending
Loan origination fees	286	475	Increases with direct lending growth
Fulfillment fees from PMT	222	140	Normalized market volumes
Net loan servicing fees[1]	439	1,085	Reflects portfolio growth; 2020 included adverse market impact
Net interest income (expense)	(25)	(40)	Impacted by change in mortgage inventory and increased financing need for MSR
Management fees	35	40	Driven by incentive fee income
Other	8	N/A	
Total net revenue	**3,706**	**4,100**	
Expenses	**1,465**	**2,850**	Scale results in lower expense growth than volume of activity
Pretax income	**$ 2,241**	**$ 1,250**	
Earnings Per Share	**$ 20.92**	**$ 15.00**	Assumes additional future share repurchases and stable tax rate
Return on average common stockholders' equity		**>20%**	

[1] Includes realization of cash flows, other MSR fair value changes and related hedge gains/losses in 2020. Realization of cash flows and expected normalized hedge costs are included in "Medium-Term" projected income, while other MSR fair value changes and related hedge gains/losses are not.

74

APPENDIXAPPENDIX

PFSI’S SERVICING PROFITABILITY EXCLUDING VALUATION-RELATED CHANGES 2017 2018 2019 2020 1Q21 basis basis basis basis basis (1) (1) (1) (1) (1) $ in millions $ in millions $ in millions $ in millions $ in millions points points points points points Operating revenue $ 621.7 28.1 $ 771 .5 28.6 $ 1,022.6 30.6 $ 1,057.4 26.9 $ 26 6.7 24.4 Realization of MSR cash flows (236.6) (10.7) (280.0) (10.4) (429.6) (12.9) (392.2) (10.0) (82.7) (7.6) (2) EBO loan-related revenue 138.7 6.3 171.4 6.4 147.1 4.4 527.3 13.4 28 3.7 25.9 Servicing expenses: (232.5) (10.5) (283.9) (10.5) (319.0) (9.5) (355.5) (9.0) (109.5) (10.0) Operating expenses (3) Payoff-related expense (22.5) (1.0) (27.3) (1.0) (41.4) (1.2) (116.7) (3.0) (43.7) (4.0) Credit losses and provisions for defaulted loans (52.6) (2.4) (58.5) (2.2) (75.6) (2.3) (47.8) (1.2) (9.4) (0.9) EBO loan transaction-related expense (33.8) (1.5) (41.2) (1.5) (59.8) (1.8) (31.9) (0.8) (8.0) (0.7) Financing expenses: Interest on ESS (17.0) (0.8) (15.1) (0.6) (10.3) (0.3) (8.4) (0.2) (1.3) (0.1) Interest to third parties (62.5) (2.8) (90.5) (3.4) (87.2) (2.6) (89.2) (2.3) (37.4) (3.4) Pretax income excluding valuation-related changes $ 103.0 4.6 $ 146.5 5.4 $ 146.8 4.4 $ 543.0 13.8 $ 258.4 23.6 (4) Valuation-related changes (5) MSR fair value (18.1) 163.7 (559.0) (1,109.8) 306.1 ESS liability fair value 19.4 (8.5) 9.3 25.0 (1.0) Hedging derivatives gains (losses) (37.9) (121.0) 395.5 918.2 (442.2) (6) Provision for credit losses on active loans (7.6) (8.3) (7.3) (114.1) 20.4 Servicing segment pretax income $ 58.7 $ 172.3 $ (14.8) $ 262.1 $ 141.7 Average servicing portfolio UPB $ 221,506 $ 269,403 $ 334,169 $ 393,504 $ 437,826 (1) Of average portfolio UPB (2) Comprised of net gains on loans held for sale at fair value and net interest income related to EBO loans (3) Consists of interest shortfall and recording and release fees (4) Changes in fair value do not include realization of MSR cash flows, which are included in amortization and realization of cash flows above (5) Includes fair value changes and provision for impairment (6) 76 Considered in the assessment of MSR fair value changesPFSI’S SERVICING PROFITABILITY EXCLUDING VALUATION-RELATED CHANGES 2017 2018 2019 2020 1Q21 basis basis basis basis basis (1) (1) (1) (1) (1) $ in millions $ in millions $ in millions $ in millions $ in millions points points points points points Operating revenue $ 621.7 28.1 $ 771 .5 28.6 $ 1,022.6 30.6 $ 1,057.4 26.9 $ 26 6.7 24.4 Realization of MSR cash flows (236.6) (10.7) (280.0) (10.4) (429.6) (12.9) (392.2) (10.0) (82.7) (7.6) (2) EBO loan-related revenue 138.7 6.3 171.4 6.4 147.1 4.4 527.3 13.4 28 3.7 25.9 Servicing expenses: (232.5) (10.5) (283.9) (10.5) (319.0) (9.5) (355.5) (9.0) (109.5) (10.0) Operating expenses (3) Payoff-related expense (22.5) (1.0) (27.3) (1.0) (41.4) (1.2) (116.7) (3.0) (43.7) (4.0) Credit losses and provisions for defaulted loans (52.6) (2.4) (58.5) (2.2) (75.6) (2.3) (47.8) (1.2) (9.4) (0.9) EBO loan transaction-related expense (33.8) (1.5) (41.2) (1.5) (59.8) (1.8) (31.9) (0.8) (8.0) (0.7) Financing expenses: Interest on ESS (17.0) (0.8) (15.1) (0.6) (10.3) (0.3) (8.4) (0.2) (1.3) (0.1) Interest to third parties (62.5) (2.8) (90.5) (3.4) (87.2) (2.6) (89.2) (2.3) (37.4) (3.4) Pretax income excluding valuation-related changes $ 103.0 4.6 $ 146.5 5.4 $ 146.8 4.4 $ 543.0 13.8 $ 258.4 23.6 (4) Valuation-related changes (5) MSR fair value (18.1) 163.7 (559.0) (1,109.8) 306.1 ESS liability fair value 19.4 (8.5) 9.3 25.0 (1.0) Hedging derivatives gains (losses) (37.9) (121.0) 395.5 918.2 (442.2) (6) Provision for credit losses on active loans (7.6) (8.3) (7.3) (114.1) 20.4 Servicing segment pretax income $ 58.7 $ 172.3 $ (14.8) $ 262.1 $ 141.7 Average servicing portfolio UPB $ 221,506 $ 269,403 $ 334,169 $ 393,504 $ 437,826 (1) Of average portfolio UPB (2) Comprised of net gains on loans held for sale at fair value and net interest income related to EBO loans (3) Consists of interest shortfall and recording and release fees (4) Changes in fair value do not include realization of MSR cash flows, which are included in amortization and realization of cash flows above (5) Includes fair value changes and provision for impairment (6) 76 Considered in the assessment of MSR fair value changes